Exhibit 99.1

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Sea Containers ltd.

Investor Presentation New York June 9, 2005

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Container Division	[GRAPHIC]

Angus Frew
Senior Vice President Containers and President and CEO GE SeaCo SRL

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 [GRAPHIC]

Container Division Activities

• Leasing • GE SeaCo • Sea Containers • Manufacturing • CMCI, USA • PCML, Brazil • YMCL, UK • Other Operations • Australasia • Brazil • Singapore	Divisional Revenue [CHART]
Divisional Operating Income [CHART]

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Revenue by Activity - Reported

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Revenue growth driven by the Owens Group acquisition

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Revenue Including GE SeaCo

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GE SeaCO revenue growth of 45.8% in 2004

•                  GES Containers is 100% of GE SeaCo owned fleet revenue

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Operating Income (EBIT) by Activity

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EBIT growth of 26.8% driven by GE SeaCo

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Shipping Industry

•                  Supply and Demand

•                  Congestion

•                  Consolidation

The 3 Hot Topics

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Container trade vs. capacity

Trade (demand)	Fleet capacity (supply)
[CHART]	[CHART]

	2000	2001	2002	2003	2004	2005	2006

Trade	11%	2%	10%	11%	14%	11%	10%
Fleet	8%	8%	8%	7%	8%	10%	13%
Balance	3%	-6%	2%	4%	6%	1%	-3%

Fleet growth expected to exceed trade growth in 2006

Source: Clarkson Research Studies May 05

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Concentration and Consolidation

Concentration	Order book (Top 100)
[CHART]	[CHART]

The big are getting bigger…..

Jan 05 Rev assumes merger of P&O NedLloydand Maersk

Source BRS- Alphaliner

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Leasing Industry and GE SeaCo

•                  GE SeaCo fleet share

•                  GE SeaCo fleet performance

•                  Key levers for 2005

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Lessor operating fleets by asset value

[CHART]

GE SeaCo is overall industry leader

Source:  Containerisation International Containers Leasing Market 2003

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GE SeaCo operating fleet utilisation

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All key equipment types at 90%+

GE SeaCo operating fleet includes all containers owned, leased in and managed by GE SeaCo

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GE SeaCo key levers for 2005

•                  New equipment - budgeted at $250 million

•                  Utilisation - maintain current levels

•                  Cost reduction

•      operating cost,

•      S,G & A costs

•                  Rate renegotiation

•      some opportunity,

•      term & rate

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David Benson	[GRAPHIC]
Senior Vice President Chief Executive - Ferries

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passenger transport division

2004 Divisional results

•                  Major market changes

•                  Surplus capacity

•                  Fuel

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Divisional results – 2004 EBITDA $m

	2003		2004

Silja	79.2		65.6

Hoverspeed	(6.2)		(9.0	)i

Seastreak	0.5		(1.6)

Other	5.4	ii	(5.1)

Charter	5.7		7.2

Central Costs	(3.2)		(7.1)

Closure Costs	—		(6.6)

Total EBITDA	81.4		43.3

Net asset value $1.47bn

i.                                          After$2m Hovercraft spares write-off

ii.                                       Includes $10.7m re: IOMSPC EBITDA

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Silja routes

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Silja market segments

•                              Transport

•                              Cruising

•                              Shopping

•                              Restaurants

•                              Freight

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Fuel

•                  Forecast consumption 2005 (tonnes)

•	Gas oil	87,500
•	Heavy fuel	121,300

•                  Sensitivities

•      $10/tonne gas oil = $875k EBITDA

•     $10/tonne heavy fuel = $1.2m EBITDA

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Action to improve – other ferries

•                  Close loss-making businesses

•                  Belfast/Troon - done ✓

•                  Newhaven/Dieppe - done ✓

•                  Dover/Calais – under review

•                  Migrate fast craft from N Europe to JVs in Adriatic and Mediterranean

•                  Zarajet – Adriatic ✓

•                  Speedrunner1 – Aegean ✓

•                  Consider sale of older fast craft

•                  Seastreak

•                  Fine tune output

•                  Increase prices

•                  More parking

•                  Charters

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Action to improve Silja line (1)

•                              Consider rationalising tonnage for Stockholm/Turku to reflect changing market conditions

•                              Strengthen balance sheet by selling non-core tonnage

•                              Winter charter arrangements or cheap lay-up for Finnjet

•                              Consolidate fast ferry position on Helsinki/Tallinn

•                              Refresh facilities on Serenade/Symphony

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Action to improve Silja line (2)

•                  Implement new purchasing system

•                  $2.5m benefit in 2005

•                  Move Starwind to Stockholm/Turku route

•                  $0.4m benefit in 2005

•                  Special charters Opera/Europa; $0.6m in 2005

•                  Fare price increases to cover fuel $2.6m in 2005

•                  Extend Walrus cruise ship charter, then sell for $30m

•                  New reservations and online system $3.3m benefit 2007

•                  Consider outsourcing, review back office functions $5m benefit 2007

•                  Consider future of ticket offices and moving call centre $2.9m benefit 2007

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Summary

•                              Build on the strength of the Silja brand

•                              Rationalise Silja fleet and strengthen the balance sheet

•                              Redeploy fast ferry assets

•                              Overhead reduction

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Christopher Garnett	[GRAPHIC]
Senior Vice President Rail Division and Chief Executive GNER

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Key Issues

•                  2004

•                  The new GNER franchise

•                  The Kent franchise

•                  Future franchises

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GNER 2004

•                  Passenger income increased by 7%

•                  Passenger volumes increased by 12% to 16.9m

•                  Launched Wi-Fi Internet Broadband on trains

•                  Completed station refurbishment programme

•                  Settled claim with the SRA relating to Hatfield

•                  Signed Joint Venture with MTR Corporation of Hong Kong to bid for the Integrated Kent franchise

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GNER financials

US$m	2003	2004

Revenue	723.2	857.9

Earnings before net finance costs	84.1	42.8

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The new GNER franchise

•                  Started on May 1 2005

•                  7 years + 3 years

•                  Total cash investment $225m – SCL about $75m

•                  The last 3 years 47% of the premium - do we want it?

•                  We have to meet three performance targets:

•                  Minutes delay to our trains

•                  Train cancellation

•                  Run full-length trains

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Profitability of UK listed train companies

•                              There are 5 UK train operators listed on the LSE

•                              Their market caps average $1.8bn

•                              Estimated P/E ratios are in the region 11 to 13 times

•                              Outperformed the FTSE All Share by over 50% since May 2004

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How did we bid?

•                  Decide on passenger revenue

In the last franchise:

•                                          GNER grew by 10% for 4 years

•                                          Then flat for 2 years

•                                          Then 9% for 2 years

•                  Based on assessment of fares, rise in GDP, train service pattern etc, average growth 8.7% for 9 years

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How did we bid?

•                  Revenue protection

There is a revenue share/support mechanism

•                                          Revenue between 102% and 106% shared 60/40 GNER/SRA

•                                          Revenue >106% shared 40/60 GNER/SRA

•                  Revenue support zero in first 4 years then support between 98 and 94%, shortfall shared 50/50 with the SRA

•                  Revenue <94% the shortfall is shared 20/80

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How did we bid?

•                  Calculate increases in costs

•                                          GNER’s total costs in 2004 were $794m

•                                          Total controllable operating costs $432m of which labour is $156m

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How did we bid?

•                  Rolling stock leasing and Track Access charges of $385m are pre-stated over the life of the franchise

•                  We have assumed a growth in expenses, including profit of 4.3% p.a. with some reduction in operating costs going forward

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Integrated Kent franchise

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The Kent franchise

•                  Joint Venture 71% GNER – 29% MTR

•                  MTR probably the best City Metro operator in the world

•                  Kent bid to be submitted by the end of July

•                  Three other bidders, but no incumbent

•                  Decision late autumn

•                  Large Government subsidy

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National Rail network

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National Rail Enquiries
08457 48 49 50
www.nationalrail.co.uk	© ATOC 2002. All rights reserved. MCD/BAJS-1S 10/02	Britain’s companies working together

Other UK franchises

•                  Greater Western - did not qualify

•                  South West Trains - pre qualify winter 2005

•                  Midland MainLine - spring 2006

•                  Virgin Cross Country - summer/autumn 2006

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Ian Durant	[GRAPHIC]
Chief Financial Officer

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sea containers

Finance

•                              The team

•                              Organisational changes

sea containers

Financial framework

Requirements for
Enhancing Shareholder Value

Effective planning				Insightful external disclosure

	Support for capital allocation decisions		Quality management information
Focus on operational cash flow

sea containers

SCL Group 2004 revenue by Division

•                  Total group revenue $1.7bn

[CHART]

sea containers

SCL Group total assets by Division 31 March 2005

•           Total group assets $2.7bn

[CHART]

sea containers

SCL Group 2004 EBITDA by Division

•                  Total group EBITDA $198m

[CHART]

•                  US GAAP treatment includes 50% of GE SeaCo EBT ($33m)

sea containers

The challenges

•                  Leverage

•                  Cashflow structure

•                  Ferry Division performance

sea containers

Leverage

•                  Asset based debt

•                  Public debt

•                  13% Public debt redemption

Scheduled repayments of principal

•                  $166m in 2005

•                  $316m in 2006

sea containers

Cashflow

$m	2003	2004

Cashflow from operations	191	155
Interest	(85)	(80)
Capex/acquisitions	(38)	(94)
Cashflow before financing	68	(19)
Asset sales	229	30
Issue of SCL shares	25	45
Net repayment of debt	(335)	(138)
Other	15	6
Net cashflow	2	(76)

sea containers

Container Division

	SCL Book Value	Debt	EBITDA
$m	(31/12/04)	(31/12/04)	(2004)

Investment in GE SeaCo owned fleet	160	—	62	*

SCL container leasing	489	271	52

Other Container Division operations	38	9	6

Total Container Division	687	280	120

* Represents 50% share of GE SeaCo Owned Fleet EBITDA

sea containers

GE SeaCo performance (100%)

GE SeaCo owned fleet

$m	2003	2004

Revenue	99	144

EBITDA	86	125

EBIT	56	83

EBT	44	66

Sea Containers 50% share	22	33

Assets	693	914

Debt	510	694

Net Assets	183	220

sea containers

Peer company comparisons

•                  Container Division

•                  GNER

•                  Ferries

•                  OEH

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Priorities

•                  Improve divisional operating cashflow

•                  Asset sales

•                  Debt reduction

•                  Cost reduction

•                  Rail Division expansion

sea containers

SEA CONTAINERS LTD.

Management believes that EBITDA (net earnings adjusted for net finance costs, tax, depreciation, amortization and the investment in Orient-Express Hotels and other equity investees) is a useful measure of operating performance, to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets.  However, EBITDA does not represent cash flow from operations as defined by U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund all cash flow needs and should not be considered as an alternative to earnings from operations under U.S. generally accepted accounting principles for purposes of evaluating results of operations.

This presentation and the accompanying oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties.  These include statements regarding earnings growth, investment plans and similar matters that are not historical facts.  These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements.  Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and oral remarks, unknown effects on the transport, leasing and leisure markets in which the company operates of terrorist activity and any police or military response, varying customer demand and competitive considerations, inability to sustain price increases or to reduce costs, fluctuations in interest rates, currency values and public securities prices, variable fuel prices, variable container prices and container lease and utilization rates, uncertainty of negotiating, financing and completing proposed acquisition, disposal or capital expenditure transactions, inadequate sources of capital and unacceptability of finance terms and inability to reduce debt, global, regional and industry economic conditions, shifting patterns and levels of world trade and regional passenger travel, seasonality and adverse weather conditions, changes in ferry service and ship deployment plans, possible start-up losses on new ferry services, inability of Network Rail to maintain properly the U.K. rail infrastructure, uncertainty of any recovery in the Hoverspeed litigation against U.K. Customs and Excise, uncertainty of the outcome of GE SeaCo cost disputes with GE Capital and their possible adverse financial effects on the company, and legislative, regulatory and political developments including the uncertainty obtaining other U.K. rail franchises.  Further information regarding these and other factors is included in the filings by the company and Orient-Express Hotels Ltd. with the U.S. Securities and Exchange Commission.